UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 12, 2026
USA Compression Partners, LP
(Exact Name of Registrant as Specified in Charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8115 Preston Road, Suite 700
Dallas, Texas 75225
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (214) 545-0440
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common units representing limited partner interests	USAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 12, 2026 (the “Closing Date”), USA Compression Partners, LP (the “Partnership”) and USA Compression Partners, LLC, a wholly owned subsidiary of the Partnership (the “Buyer”), pursuant to the stock purchase agreement, dated as of November 29, 2025 (the “Purchase Agreement”), among the Partnership, the Buyer, Westerman Ltd. (the “Seller”), J-W Energy Company (“J-W Energy”) and J-W Power Company (“J-W Power”), completed the previously announced acquisition (the “Acquisition”) of all of the issued and outstanding capital stock of J-W Energy from the Seller. Upon the consummation of the Acquisition, J-W Energy and J-W Power became wholly owned subsidiaries of the Partnership.
Item 1.01 Entry into a Material Definitive Agreement.
On the Closing Date, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) with the Seller relating to the registered resale of the Common Units (as defined below). Pursuant to the Registration Rights Agreement, among other things, the Partnership is required to use its commercially reasonable efforts to file a registration statement with respect to the resale of the Common Units and the Seller has the right to request that the Partnership initiate up to two underwritten offerings for the Common Units. Under the terms of the Purchase Agreement, the Seller has agreed not to dispose of 50.0% of the Common Units for a period of six months following the closing of the Acquisition and, with respect to the remaining 50.0% of the Common Units, for a period of 12 months following the closing of the Acquisition.
In addition, on the Closing Date, the Partnership, USA Compression GP, LLC, the general partner of the Partnership (the “General Partner”), and the Seller entered into a board observer rights agreement (the “Observer Agreement”), pursuant to which the Seller will be permitted to designate Avril Westerman as a non-voting board observer to the Board of Directors of the General Partner until the first anniversary of the Closing Date.
Furthermore, on the Closing Date, J-W Energy and J-W Power were joined as guarantors under (i) the Eighth Amended and Restated Credit Agreement, dated as of August 27, 2025, among the Partnership, as the borrower, the guarantors party thereto from time to time and the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and issuing bank, (ii) the Indenture, dated as of March 18, 2024, among the Partnership, USA Compression Finance Corp., the subsidiary guarantors party thereto from time to time and Computershare Trust Company, N.A., as trustee, governing the Partnership’s 7.125% senior notes due 2029, and (iii) the Indenture, dated as of September 24, 2025, among the Partnership, USA Compression Finance Corp., the subsidiary guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, as trustee, governing the Partnership’s 6.250% senior notes due 2033.
The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth under “Introductory Note” above is incorporated by reference into this Item 2.01.
On the Closing Date, the Acquisition was consummated in accordance with the terms and conditions of the Purchase Agreement. In connection with the consummation of the Acquisition, the Partnership and the Buyer paid aggregate consideration of approximately $860.0 million, subject to customary purchase price adjustments, consisting of (i) 18,175,323 common units representing limited partner interests in the Partnership (the “Common Units”) and (ii) approximately $430.0 million in cash. The Partnership funded the cash consideration through available capacity under its revolving credit facility.
Item 3.02 Unregistered Sales of Equity Securities.
The information regarding the Common Units issued to the Seller in connection with the consummation of the Acquisition set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Common Units was completed in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.
Item 7.01 Regulation FD Disclosure.
On January 12, 2026, the Partnership issued a press release announcing the closing of the Acquisition. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 relating to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements related to the Acquisition will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information related to the Acquisition will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.
(d) Exhibits.

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated November 29, 2025, among USA Compression Partners, LP, USA Compression Partners, LLC, Westerman, Ltd., J-W Energy Company and J-W Power Company (incorporated by reference to Exhibit 2.1 to USA Compression Partners, LP’s Current Report on Form 8-K (File No. 001-35779) filed on December 1, 2025)

4.1	Registration Rights Agreement, dated January 12, 2025, between USA Compression Partners, LP and Westerman, Ltd.
99.1	Press release dated January 12, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

		By:	USA Compression GP, LLC,
its General Partner

Date:	January 14, 2026	By:	/s/ Christopher W. Porter
Christopher W. Porter
Senior Vice President, General Counsel and Secretary